UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004

MoneyGram International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31950	16-1690064

(Commission File Number)	(IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota	55416

(Address of Principal Executive Offices)	(Zip Code)

(952) 591-3000

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Press Release
Deutsche Bank Global Services Conference Presentation

Item 7.01. Regulation FD Disclosure

On September 14, 2004, Phil Milne, Chief Executive Officer of MoneyGram International, Inc. will speak at the Deutsche Bank Global Services Conference. The presentation will be webcast at 2:30 p.m. Eastern time at www.cib.db.com/conferences/services04. A copy of the press release dated September 14, 2004 announcing the presentation is furnished herewith as Exhibit 99.1 and a copy of the presentation is furnished herewith as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
	By:	/s/ Teresa H. Johnson
		Name:	Teresa H. Johnson
Date: September 14, 2004		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated September 14, 2004

99.2	Deutsche Bank Global Services Conference Presentation dated September 14, 2004